UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Las Cimas Parkway Suite 100 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On June 23, 2021, the board of directors (the “Board”) of Aeglea Biotherapeutics, Inc. (the “Company”) appointed Jonathan Alspaugh, age 38, as Chief Financial Officer, effective July 6, 2021.

Mr. Alspaugh served as a Managing Director in Evercore Inc.’s Corporate Advisory business and in other positions of increasing responsibility with Evercore from April 2013 to June 2021. From August 2011 to April 2013, Mr. Alspaugh served as an Associate at Barclays Capital Inc. in its Global Healthcare Investment Banking group. From May 2006 to May 2008, Mr. Alspaugh was a Research Scientist and Medical Physicist at Xoran Technologies, LLC. Mr. Alspaugh also previously served in the United States Marine Corps. Mr. Alspaugh received an S.M. from the Harvard-MIT Division of Health Sciences and Technology, an M.B.A. from the Massachusetts Institute of Technology Sloan School of Management, and a B.S.E. and an M.S.E. in Nuclear Engineering and Radiological Sciences from the University of Michigan.

Pursuant to his employment agreement, Mr. Alspaugh will (i) receive an annual base salary of $400,008 and (ii) be eligible to receive a cash bonus of up to 40% of his annual base salary, subject to the achievement of certain performance criteria.

Effective July 6, 2021, Mr. Alspaugh will also receive a stock option to purchase 160,000 shares of common stock at an exercise price equal to the closing sale price of the common stock on July 6, 2021, as reported by the Nasdaq Global Market, which will vest as to 1/4th of the shares on the date that is one year following July 6, 2021 and 1/48th of the shares monthly thereafter until fully vested, subject to his continued service to the Company.

The Company has entered into its standard form of indemnification agreement with Mr. Alspaugh. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 14, 2015 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Alspaugh and any other persons, pursuant to which he was appointed as Chief Financial Officer. There are also no family relationships between Mr. Alspaugh and any director or executive officer of the Company, nor does Mr. Alspaugh have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: July 8, 2021	By:	/s/ Anthony Quinn
Anthony Quinn
Chief Executive Officer

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